SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 11, 2005
CSX CORPORATION
(Exact name of registrant as specified in its charter)
Virginia
(State or other jurisdiction of
incorporation or organization)

1-8022	62-1051971

(Commission File No.)	(I.R.S. Employer Identification No.)
500 Water Street, 15th Floor, Jacksonville, FL 32202
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(904) 359-3200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure.
     CSX Corporation (the “Company”) participated in a conference for investors and financial analysts and issued the inaugural edition of CSX’s Corporate Profile on August 11, 2005. A copy of the CSX Corporation Corporate Profile is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. This document is also available on the Company’s website, www.csx.com.
     In addition, on August 11, 2005, the Company issued a press release with respect to certain statements made at the conference, including its plans to expand rail capacity on certain existing lines, its expectations for capital spending in its transportation business in the next two years and anticipated revenue growth in the next five years. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.
Section 9 – Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
(c)

99.1	CSX Corporation Corporate Profile
99.2	Press Release dated August 11, 2005

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION
By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore Vice President and Controller (Principal Accounting Officer)

Date: August 11, 2005

3